Exhibit-(a)(1)(ii)

LETTER OF TRANSMITTAL
To Accompany Shares of Common Stock,
Par Value $0.001 Per Share
(Including the Associated Preferred Stock Purchase Rights)

of

NETRO CORPORATION

Tendered Under the Offer to Purchase Dated July 19, 2002

THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 5:00 P.M., NEW YORK CITY TIME,
ON FRIDAY, AUGUST 16, 2002, UNLESS THE TENDER OFFER IS EXTENDED.

The Depositary for the tender offer is:

American Stock Transfer & Trust Company

By Registered or Certified Mail, Hand or Overnight Courier: American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038	By Facsimile Transmission: (For Eligible Institutions Only) (718) 234-5001 For Confirmation Call: (718) 921-8200

The Information Agent for the tender offer is:

Georgeson Shareholder Communications Inc.

     All questions regarding the tender offer should be directed to the information agent, Georgeson Shareholder Communications Inc., or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover page of the offer to purchase.

     This Letter of Transmittal, including the accompanying instructions, and the Offer to Purchase should be read carefully before you complete this Letter of Transmittal.

     Delivery of this Letter of Transmittal to an address other than one of those shown above for the Depositary does not constitute a valid delivery. Deliveries to Netro Corporation, Goldman, Sachs & Co., the Dealer Manager of the tender offer, or Georgeson Shareholder Communications Inc., the Information Agent of the tender offer, will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary. Deliveries to the book-entry transfer facility will not constitute valid delivery to the Depositary.

     List below the certificate numbers and number of shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers tendered on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed, if not already printed below, exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

DESCRIPTION OF SHARES TENDERED
(See Instructions 3 and 4)

CERTIFICATES ENCLOSED
Name(s) and Address(es) of Registered Holder(s)	☐ Check here if any certificates for tendered shares have been
(Please fill in blank)	lost, stolen, destroyed or mutilated. See Instruction 13.

Number of Shares
	Certificate	Represented by	Number of Shares
	Number(s)*	Certificates*	Tendered**

* Need not be completed by holders tendering by book-entry transfer.

**	If you desire to tender fewer than all shares evidenced by any certificates listed, indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

    Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration. If you do not designate an order, in the event of proration, shares will be selected for purchase by the Depositary. See Instruction 8.

1st:	2nd:	3rd:	4th:

    This letter of transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a notice of guaranteed delivery previously sent to the depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the depositary at The Depository Trust Company, or any other “qualified” registered securities depository, referred to as the “book-entry transfer facility,” under Section 3 of the offer to purchase.

      Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the “expiration date” (as defined in Section 1 of the offer to purchase), and who cannot deliver all other documents required by this letter of transmittal to the depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of tendering institution:

Account number:

Transaction code number:

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of registered holder(s):

Date of execution of notice of guaranteed delivery:

Name of institution which guaranteed delivery:

Account number:

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1)	SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

(SEE INSTRUCTION 5)

      By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Under the Tender Offer,” the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by Netro for the shares is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate letter of transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the offer to purchase, at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES

ARE BEING TENDERED

☐     $3.50

☐     $3.60

☐     $3.70

☐     $3.80

☐     $3.90

☐     $4.00

OR

(2)	SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER (SEE INSTRUCTION 5)

      By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered at Price Determined by Stockholder,” the undersigned hereby tenders shares at the purchase price, as the same shall be determined by Netro in accordance with the terms of the tender offer.

☐	The undersigned wants to maximize the chance of having Netro purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Netro in accordance with the terms of the tender offer. This action could result in receiving a price per share as low as $3.50.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF SHARES.

To American Stock Transfer & Trust Company:

      The undersigned hereby tenders to Netro Corporation, a Delaware corporation (“Netro”), the above-described shares of Netro common stock, par value $0.001 per share, including the associated preferred stock purchase rights, issued under the Amended and Restated Rights Agreement, dated as of January 14, 2002, as amended, between Netro and American Stock Transfer & Trust Company, as Rights Agent, at the price per share indicated in this letter of transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Netro’s offer to purchase, dated July 19, 2002, receipt of which is hereby acknowledged, and in this letter of transmittal which, as amended and supplemented from time to time, together constitute the tender offer. Unless the context requires otherwise, all reference herein to shares shall include the associated preferred stock purchase rights; and, unless the associated preferred stock purchase rights are redeemed prior to the expiration of the tender offer, a tender of shares will also constitute a tender of the associated preferred stock purchase rights.

      Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the tender offer, including, if the tender offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Netro all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Netro and hereby irrevocably constitutes and appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of Netro, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

(a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Netro, upon receipt by the depositary, as the undersigned’s agent, of the purchase price with respect to such shares;

(b) present certificates for such shares for cancellation and transfer on Netro’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

      The undersigned hereby covenants, represents and warrants to Netro that:

(a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the tender offer, including the undersigned’s representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b) when and to the extent Netro accepts the shares for purchase, Netro will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

(c) on request, the undersigned will execute and deliver any additional documents the depositary or Netro deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

(d) the undersigned has read and agrees to all of the terms of the tender offer.

      The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

      The undersigned understands that Netro will, upon the terms and subject to the conditions of the tender offer, determine a single per share purchase price, not in excess of $4.00 nor less than $3.50 per share, that it will pay for shares properly tendered and not properly withdrawn in the tender offer, taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Netro will select the purchase price that will allow it to purchase 23,000,000 shares, or such lesser number of shares as are properly tendered and not properly withdrawn, at prices not greater than $4.00 nor less than $3.50 per share, in the tender offer, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including its proration provisions, and that Netro will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration, as promptly as practicable following the expiration date.

      The undersigned recognizes that under certain circumstances set forth in the offer to purchase, Netro may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Netro has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Netro purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

      The undersigned understands that acceptance of shares by Netro for payment will constitute a binding agreement between the undersigned and Netro upon the terms and subject to the conditions of the tender offer.

      The check for the aggregate net purchase price for such of the tendered shares as are purchased by Netro will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the “Special Payment Instructions” or the “Special Delivery Instructions” boxes on the next page.

      All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 6, 7 and 9)

To be completed ONLY if the check for the purchase price of shares purchased is to be issued in the name of someone other than the undersigned.

Issued check to:

Name:

Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 6 and 9)

To be completed ONLY if the check for the purchase price of shares purchased is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver check to:

Name:

Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING

STOCKHOLDER(S) SIGN HERE
(See Instructions 1 and 6)

(Please Complete Substitute Form W-9 Included Herewith)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.)

(Signature(s))

Dated:                          , 2002

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)
(Area Code) Telephone Number:

Tax Identification or Social Security Number.:

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 6)

Authorized Signature

Name(s)

Title

Name of Firm

Address

(Area Code) Telephone No.
Dated:                           , 2002

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS OF THE TENDER OFFER
of
NETRO CORPORATION

      1. Guarantee of Signatures. No signature guarantee is required if either:

(a) this letter of transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this letter of transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above; or

(b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an “eligible guarantor institution.”

In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 6.

      2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This letter of transmittal is to be used only if certificates are delivered with it to the depositary, or such certificates will be delivered under a notice of guaranteed delivery previously sent to the depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the offer to purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the depositary’s account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed letter of transmittal or manually signed facsimile of it, or an agent’s message, and any other documents required by this letter of transmittal, should be mailed or delivered to the depositary at the appropriate address set forth herein and must be delivered to the depositary before the expiration date.

      The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the letter of transmittal, and that Netro may enforce such agreement against such participant.

      Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a notice of guaranteed delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed letter of transmittal, or manually signed facsimile of it, or an agent’s message, and all other documents required by this letter of transmittal, must be received by the depositary within three Nasdaq National Market trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

      The notice of guaranteed delivery may be delivered by hand or transmittal by telegram, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

      THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

      Netro will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this letter of transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

      3. Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

      4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered.” In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the depositary will be deemed to have been tendered.

      5. Indication of Price at Which Shares are Being Tendered. For shares to be properly tendered, the stockholder MUST either (1) check the box indicating the price per share at which such stockholder is tendering shares under “Price (in Dollars) per Share at Which Shares are Being Tendered”, or (2) check the box in the section captioned “Shares Tendered at Price Determined Under the Tender Offer” in order to maximize the chance of having Netro purchase all of the shares tendered (subject to the possibility of proration). Selecting option (2) could result in the stockholder receiving a price per share as low as $3.50. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder’s share holdings at different prices must complete a separate letter of transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder’s shares. The same shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the offer to purchase, at more than one price.

      6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a) If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares are registered in the names of two or more joint holders, each such holder must sign this letter of transmittal.

(c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal, or photocopies of it, as there are different registrations of certificates.

(d) When this letter of transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. If this letter of transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

(e) If this letter of transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the depositary that is satisfactory to Netro of their authority to so act.

      7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. Netro will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

(a) payment of the purchase price is to be made to any person other than the registered holder(s); or

(b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal;

then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

      8. Order of Purchase in Event of Proration. As described in Section 1 of the offer to purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the offer to purchase.

      9. Special Payment and Delivery Instructions. If check(s) are to be issued in the name of a person other than the signer of the letter of transmittal or if such check(s) are to be sent to someone other than the person signing the letter of transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

      10. Irregularities. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Netro in its sole discretion, which determinations shall be final and binding on all parties. Netro reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Netro, be unlawful. Netro also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and Netro’s interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Netro shall determine. None of Netro, the dealer manager (as defined in the offer to purchase), the depositary, the information agent (as defined in the offer to purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

      11. Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

Georgeson Shareholder Communications Inc.

17 State Street, 10th Floor
New York, NY 10004
Banks and brokerage firms please call: (212) 440-9800
All others call toll free (866) 367-5514

      12. Substitute Form W-9. Under the U.S. federal income tax laws, the Depositary will be required to withhold 30% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold 30% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 30% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

      13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should notify American Stock Transfer & Trust Company (“AST&T”), the transfer agent for the shares, of that fact by calling AST&T at (877) 777-0800 x 6820 and asking for instructions on obtaining a replacement certificate(s). AST&T will require you to complete an affidavit of loss and return it to AST&T. Such stockholder will then be instructed by AST&T as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

SUBSTITUTE FORM W-9	Part I Taxpayer Identification No. — For All Accounts	Part II For Payees

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social Security Number OR Employer Identification Number	Exempt From Backup Withholding (see enclosed Guidelines)

Part III Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;

(2)	I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE

 DATE __________, 20

________________________________________________________________________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX BEING WITHHELD ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.